UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report: May 8, 2017
(Date of earliest event reported): May 8, 2017

 ENERGY TRANSFER PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-31219	23-3096839
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

8111 Westchester Drive, Suite 600, Dallas, TX	75225
(Address of principal executive offices)	(Zip Code)
(214) 981-0700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note
As previously reported in the registrant's Current Report on Form 8-K filed on April 28, 2017, in conjunction with the merger completed on such date, the registrant, Energy Transfer Partners, L.P., a Delaware limited partnership, changed its name from “Sunoco Logistics Partners L.P.” to “Energy Transfer Partners, L.P.” (the “SXL Name Change”). References herein to the “Partnership” refer to Sunoco Logistics Partners L.P. prior to the SXL Name Change, and Energy Transfer Partners, L.P. following the SXL Name Change. Immediately prior to the SXL Name Change on April 28, 2017, Energy Transfer Partners, L.P., a Delaware limited partnership, changed its name to “Energy Transfer, LP” (the “ETP Name Change”). References herein to “Old ETP” refer to Energy Transfer Partners, L.P. prior to the ETP Name Change and Energy Transfer, LP following the ETP Name Change.

Item 8.01.	Other Events.
The registrant is filing the financial information identified below pursuant to its obligations under Regulation S-X, with respect to the previously reported merger completed on April 28, 2017. In addition, the registrant is also filing as Exhibits 99.2 and 99.3, respectively, the Old ETP Quarterly Report on Form 10-Q and Annual Report on Form 10-K (collectively, the “Old ETP Reports”), as identified below. Except for the signatures, exhibit index and related exhibits, the Old ETP Reports are included in their entirety, because in addition to the financial statements and related footnotes, the other items included in the Old ETP Reports also contain information that is relevant to the registrant under Regulation S-K, including the risk factors described therein.
Exhibit 99.1 to this Current Report on Form 8-K presents the following unaudited pro forma condensed consolidated financial information, which has been prepared in accordance with Article 11 of Regulation S-X:

•	Unaudited pro forma condensed consolidated balance sheet as of March 31, 2017;

•	Unaudited pro forma condensed consolidated statement of operations for the three months ended March 31, 2017;

•	Unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2016; and

•	Notes to unaudited pro forma condensed consolidated financial statements.

Exhibits 99.2 and 99.3 include the historical consolidated financial statements of Old ETP for the three months ended March 31, 2017 and the year ended December 31, 2016, respectively. Prior to the merger, Old ETP indirectly owned the general partner of the registrant and, consequently, the historical results and financial condition of the registrant were consolidated into the historical financial statements of Old ETP that are included in Exhibits 99.2 and 99.3.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit
23.1	Consent of Grant Thornton LLP
99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements
99.2
Energy Transfer, LP (formerly known as Energy Transfer Partners, L.P.) Quarterly Report on Form 10-Q for the Three Months Ended March 31, 2017 (excluding signatures, exhibit index and related exhibits)

99.3	Energy Transfer Partners, L.P. (now known as Energy Transfer, LP) Annual Report on Form 10-K for the Year Ended December 31, 2016 (excluding signatures, exhibit index and related exhibits)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGY TRANSFER PARTNERS, L.P.

By:	Energy Transfer Partners GP, L.P., its General Partner

By:	Energy Transfer Partners, L.L.C., its General Partner

	By:	/s/ THOMAS E. LONG
Thomas E. Long Chief Financial Officer
May 8, 2017

EXHIBIT INDEX

Exhibit No.	Exhibit
23.1	Consent of Grant Thornton LLP
99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements
99.2	Energy Transfer, LP Quarterly Report on Form 10-Q for the Three Months Ended March 31, 2017 (excluding signatures, exhibit index and related exhibits)
99.3	Energy Transfer, LP Annual Report on Form 10-K for the Year Ended December 31, 2016 (excluding signatures, exhibit index and related exhibits)

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